SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

Deutsche California Tax-Free Income Fund

Ashton P. Goodfield has been added as a portfolio manager of the fund and is, together with Philip G. Condon, Michael J. Generazo and Matthew J. Caggiano, responsible for the day-to-day management of the fund.

The following information is added to the existing tables in APPENDIX I-D – PORTFOLIO MANAGEMENT under the headings “Fund Ownership of Portfolio Managers” and “Conflicts of Interest” in the Fund’s Statement of Additional Information and is provided as of August 31, 2014:

Fund Ownership of Portfolio Managers
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Ashton P. Goodfield	$0	$500,001 - $1,000,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Ashton P. Goodfield	5	$7,773,798,574	0	$0

Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Ashton P. Goodfield	0	$0	0	$0

Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Ashton P. Goodfield	0	$0	0	$0

Please Retain This Supplement for Future Reference
November 21, 2014
SAISTKR-182